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Rolls-Royce plc PO Box 31, Derby DE24 8BJ, England Telephone: +44 (0) 1332 242424 Fax: +44 (0) 01332 249936 www.rolls-royce.com
Hawaiian Airlines, Inc.
3375 Koapaka Street
Suite G350
Honolulu, Hawaii 96819
USA
December 20, 2013
Dear Sirs,
AMENDMENT NUMBER SIX ("AMENDMENT 6") TO THE GENERAL TERMS AGREEMENT REFERENCE DEG 5327 BETWEEN ROLLS-ROYCE PLC, ROLLS-ROYCE TOTAL CARE SERVICES LIMITED ("ROLLS-ROYCE") AND HAWAIIAN AIRLINES, INC. ("HAWAIIAN"), DATED OCTOBER 27, 2008 AS AMENDED (THE "AGREEMENT")
BACKGROUND:

(A)	The Parties entered into the Agreement.

(B)	The Parties wish to amend certain terms of the Agreement that relate to Hawaiian's sale and lease-back of spare Engines; such amended terms shall apply from the date of this Amendment 6.

(C)	This Amendment 6 sets out the provisions agreed by the Parties in relation to the above.
AGREED TERMS:

1.	INTERPRETATION
In this Amendment 6 capitalised terms that are not otherwise defined have the same meaning as given to them in the Agreement.

2.	REPRESENTATIONS AND WARRANTIES

2.1	General
Each Party makes the following representations and warranties to the other:

(a)	it is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation and, if relevant under such laws, in good standing;

(b)
it has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, this Amendment 6 and the transactions contemplated by it;

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England        Amdt 6 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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(c)	the entry into and performance by it of, and the transactions contemplated by, this Amendment 6 do not and will not conflict with:

(i)	any law applicable to it;

(ii)	its constitutional documents; or

(iii)	any agreement or instrument binding upon it or any of its assets;

(d)
the obligations expressed to be assumed by it in this Amendment 6 are legal, valid and binding obligations enforceable in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganisation or other laws of general application affecting the enforcement of creditors' rights);

(e)
its payment obligations under this Amendment 6 rank at least equally with all its other present and future unsecured and unsubordinated payment obligations except for obligations preferred on a mandatory basis by Law applying to companies generally.

2.2	Survival
Each of the representations and warranties survive the execution of this Amendment 6.
3.    AMENDMENTS TO THE AGREEMENT

3.1	The Definition of "Engine" in Clause 1 (Definitions) of the Agreement is hereby deleted in its entirety and replaced with the following:
"Engine" means the [**] Rolls-Royce Trent 772B turbofan engines, as described in Clause A.2.1.3 of the Specification, acquired by Hawaiian in support of the Aircraft and delivered either to Hawaiian installed on Aircraft or as spare Engines pursuant to Exhibit E-1, including, without limitation, any spare Engine that becomes subject to a sale and lease-back arrangement between Hawaiian and a lessor.
3.2    The following definition is hereby added into the Agreement under Clause 1 (Definitions):
"Leased Asset" means any Engine delivered on a Leased Aircraft, or any spare Engine that becomes subject to a sale and lease-back arrangement between Hawaiian and a lessor.

3.3	Clause 11 (Intellectual Property Rights) of the Agreement is hereby amended by adding the following language as a new paragraph at the end of Clause 11.5:
"Notwithstanding the foregoing, to the extent that any spare Engine has become subject to a sale and lease-back arrangement between Hawaiian and a lessor, then Hawaiian shall continue to enjoy the indemnities and other benefits of this Clause 11 with respect to such Engine."

3.4	Clause 12 (Grant of Warranties and Limitations of Liability) of the Agreement is hereby amended by adding the following language as a new paragraph at the end of Clause 12.1:
"Notwithstanding the foregoing, to the extent that any spare Engine has become subject to a sale and lease-back arrangement between Hawaiian and a lessor, then Hawaiian shall continue to enjoy the

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England        Amdt 6 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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Warranties, Guarantees and other benefits of this Clause 12 with respect to such Engine while it is being operated in Hawaiian's fleet."

3.5
Clause 14.4 (Assignment) of the Agreement is hereby amended by adding (a) "(other than a spare Engine that has become subject to a sale and lease-back arrangement between Hawaiian and a lessor)" immediately after the words "or an Engine" in the first line of the second paragraph of such Clause 14.4 and (b) the following language after the end of the last sentence of such second paragraph:

"In the case of a spare Engine that has become subject to a sale and lease-back arrangement between Hawaiian and a lessor, Hawaiian's rights and obligations remaining at the time of entry into such sale and lease-back transaction under Clauses 11 and 12 and Exhibit C to this Agreement with respect to the effected products shall inure to the benefit of Hawaiian unless Hawaiian has agreed in writing with Rolls-Royce to a contrary arrangement."

3.6	Clause 1.2 of Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the following:
"[**]"

3.7	Exhibit E-1 Schedule 1 to the Agreement is hereby amended by deleting the last paragraph thereof in its entirety and replacing it with the following:
"[**]"

3.8	All references to "Leased Aircraft" in the second paragraph of Clause 1 and Clause 2.1 of Exhibit G are hereby deleted and replaced with "Leased Assets".
The references to "the Engines on such Aircraft" in the second paragraph of Clause 1 and the fourth paragraph of Clause 2.1 of Exhibit G are hereby deleted and replaced with "such Leased Assets".

3.9	Clause 11.6 of Exhibit G to the Agreement is hereby deleted in its entirety and replaced with the following:
"[**]"

3.10
It is the intent of Hawaiian and Rolls-Royce that Hawaiian's subjecting of any spare Engine to a sale and lease-back transaction between Hawaiian and a lessor will not modify Hawaiian's rights and obligations under the Agreement (or any other agreement entered into in connection therewith) with respect to such spare Engine and such spare Engine shall (except as provided in the provisions related to Leased Assets) continue to constitute an Engine for all purposes of the Agreement, entitled to the benefits thereof (including, without limitation, the Warranties, the Guarantees and TotalCare) and the terms of the Agreement (and each other agreement entered into in connection therewith) shall be read and interpreted in accordance with the foregoing.

4.	ASSIGNMENT
The terms and conditions of this Amendment 6 are personal to Hawaiian and may not, under any circumstances, be assigned, novated or otherwise transferred to any third party, except as provided in the third paragraph of Clause 14.4 of the Agreement. Any purported assignment, novation or other transfer of the terms and conditions of this Amendment 6 shall be void.

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England        Amdt 6 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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5.	GENERAL
All rights, obligations and liabilities under this Amendment 6 shall be subject to and in accordance with the provisions of the Agreement and, except as specifically amended herein, the provisions of the Agreement shall remain in full force and effect and this Amendment 6 is made without prejudice to either of the Parties' existing rights (unless expressly stated in this Amendment 6) set forth or arising under the Agreement. In the event of any conflict between the terms of this Amendment 6 and the Agreement, the terms of this Amendment 6 shall prevail.
For the avoidance of doubt, any default by Hawaiian under this Amendment 6 shall be considered a default under the Agreement.

6.	CONFIDENTIALITY
The provisions of this Amendment 6 are confidential in accordance with Clause 10 of the Agreement, and shall not (except as provided in Clauses 10.7 and 14.12 of the Agreement) be disclosed to any third party without the prior written consent of the other party.

7.	INTEGRATION
This Amendment 6 constitutes a "writing" within the meaning of Clause 14.5 of the Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.

8.	INCORPORATION BY REFERENCE
The terms and provisions of Clauses 14.3, 14.5, 14.6, 14.7, 14.8, 14.9 and 14.13 of the Agreement are hereby incorporated by reference, as though fully set forth herein.
Signed for and on behalf of:        Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.        ROLLS-ROYCE PLC
By:     /s/Scott Topping        By:     /s/ Carl Brazier
Printed Scott Topping        Printed Carl Brazier
Title: EVP, CFO & Treasurer        Title: Commercial Manager
Signed for and on behalf of:        Signed for and on behalf of:
HAWAIIAN AIRLINES, INC.        ROLLS-ROYCE TOTALCARE SERVICES
LIMITED
By:             By:     /s/ J. Shannahan
Printed         Printed J. Shannahan
Title:         Title: Director

Rolls-Royce plc Registered office: 65 Buckingham Gate, London SW1E 6AT.
Company number: 1003142. Registered in England        Amdt 6 to DEG5327

[**] – Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

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